COLONIAL SELECT VALUE FUND
                         Supplement to Prospectus dated
                    February 28, 1997, Revised August 1, 1997


On September 30, 1997, the shareholders of the Fund approved a management fee change. Effective immediately, the Fund will pay Colonial Management Associates, Inc. ("Adviser") a monthly management fee equal to 0.70% of the Fund's average daily net assets.

As a result of the management fee change, and based on "Other expenses" incurred in the Fund's most recent fiscal year, the following information under the caption SUMMARY OF EXPENSES is revised as follows:

Annual Operating Expenses (as a % of average net assets)

                                  Class A             Class B           Class C
Management fee                    0.70%               0.70%              0.70%
12b-1 fees (6)                    0.24                0.99               0.99
Other expenses                    0.38                0.38               0.38
                                  ----                ----               ----
Total operating expenses          1.32%               2.07%              2.07%
                                  ====                ====               ====

(6)  Service fee will fluctuate but will not exceed 0.25%.

Example

The Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in each class of shares of the Fund for the periods specified, assuming a 5% annual return, and, unless otherwise noted, redemption at period end. The 5% return and expenses used in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary.

               Class A             Class B                       Class C
Period:                       (7)          (8)            (7)              (8)
1 year          $ 70       $  71        $  21          $   31            $  21
3 years           97          95           65              65(10)           65
5 years          126         131          111             111              111
10 years         207        221(9)        221(9)          240              240

(7)  Assumes redemption at period end.
(8)  Assumes no redemption.
(9) Class B shares automatically convert to Class A shares after approximately 8 years; therefore, years 9 and 10 reflect Class A share expenses.
(10) Class C shares do not incur a contingent deferred sales charge on redemptions made after one year.

The third paragraph under the caption HOW THE FUND IS MANAGED is revised in its entirety as follows:

The Adviser furnishes the Fund with investment management, accounting and administrative personnel and services, office space and other equipment and services at the Adviser's expense. For these services, the Fund pays the Adviser a fee of 0.70% of the Fund's average daily net assets. For these services, the Fund paid the Adviser 0.55% of the Fund's average daily net assets for fiscal year 1996.

The fourth paragraph under the caption HOW THE FUND IS MANAGED is revised in its entirety as follows:

James P. Haynie, Vice President of the Adviser, has co-managed the Fund since October, 1997. Prior to joining the Adviser in 1993, Mr. Haynie was a Vice President at Massachusetts Financial Services Company and a Portfolio Manager at Trinity Investment Management.

Michael Rega, Vice President of the Adviser, has been employed by the Adviser as an Analyst since 1993 and has co-managed the Fund since October, 1997. Prior to joining the Adviser in 1993, Mr. Rega was a Project Manager at MIT's Lincoln Laboratory.

Effective October 15, 1997, the Distributor's name changed to "Liberty Financial Investments, Inc."


SV-36/295E-1097                                               October 20, 1997




                                       COLONIAL SELECT VALUE FUND
                           Supplement to Statement of Additional Information
                            dated February 28, 1997, Revised August 1, 1997




Effective immediately, Colonial Investment Services, Inc.'s (CISI) name is changed to Liberty Financial Investments, Inc. (LIFI). All references to CISI in the Statement of Additional Information are now references to LIFI.

The first paragraph under the caption FUND CHARGES AND EXPENSES is revised in its entirety as follows:

Under the Fund's management agreement, the Fund pays the Adviser a monthly fee based on the average daily net assets of the Fund, determined at the close of each business day during the month, at the annual rate of 0.70%, subject to any voluntary reduction that the Adviser may agree from time to time.

The second and third paragraphs under the caption FUND CHARGES AND EXPENSES are deleted.





SV-39/296E-1097                                               October 20, 1997